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                                                                  EXHIBIT 10(ii)
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                                 AMENDMENT TO
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                             EMPLOYMENT AGREEMENT
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     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment"), dated as of
December 5, 2000, between UNITED DOMINION REALTY TRUST, INC., a Virginia corporation (the "Company") and JOHN S. SCHNEIDER (the "Executive") recites and provides as follows:

                                R E C I T A L S

     On December 8, 1998, the Company and the Executive entered into an employment agreement (the "Employment Agreement"). The Company and the Executive now wish to amend the Employment Agreement as set forth herein.

                               A M E N D M E N T

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.   Defined Terms.  Capitalized terms in this Amendment shall have the same
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meaning as set forth in the Agreement, unless otherwise modified hereby.  All references in the Agreement to the Agreement shall be references to such document as modified hereby.

2.   Severance Compensation.  Section 4(c)(i) of the Agreement is hereby amended
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by adding the following sentence at the end thereof:

     Notwithstanding the above, in the event that this Agreement is terminated in accordance with Section 4(b) hereof, then the Executive shall be paid one-hundred and four (104) weeks of base salary and shall receive the other benefits described in this Section 4(c)(i) for a period of one-hundred and four (104) weeks.

3.  Incentive Compensation.  Section 4(c)(ii) of the Agreement is hereby amended
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by adding the following sentence at the end thereof:

     Notwithstanding the above, in the event that this Agreement is terminated in accordance with Section 4(b) hereof, then the "Average Annual Incentive Compensation" shall mean the Average Annual Incentive Compensation multiplied by two.

4.   Agreement.   Except as herein amended, the Employment Agreement remains in
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full force and effect.

                  [Signatures appear on the following page.]
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WE AGREE TO THIS:

UNITED DOMINION REALTY TRUST, INC.,
a Virginia corporation


By:  _______________________________

Its: ________________________________


EXECUTIVE



___________________________________
JOHN S. SCHNEIDER